UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 7, 2008 (July 7, 2008)
FRANKLIN BANK CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-32859	11-3626383
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9800 Richmond Avenue, Suite 680	Houston, Texas 77042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 339-8900
Not applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 Regulation FD
     Item 7.01 Regulation FD Disclosure
     Franklin Bank, S. S. B. (the “Bank”), a subsidiary of Franklin Bank Corp. (“Franklin”), is required quarterly to submit call reports to the Federal Deposit Insurance Corporation (the “FDIC”). On July 7, 2008, Franklin issued a press release disclosing that the Bank had submitted to the FDIC an amended call report for the three months ended March 31, 2008. In addition, the Bank also submitted to the FDIC second amended call reports for the nine months ended September 30, 2007 and the twelve months December 31, 2007.
     A copy of the press release is furnished with this report as Exhibit 99.1, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Section 9 – Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
     (d)      Exhibits.
     Pursuant to general instruction B.2. of Form 8-K, the following exhibit shall be deemed to be furnished, rather than filed, with this report.
     99.1 Press Release of Franklin Bank Corp., dated July 7, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.
Dated: July 7, 2008	By:	/s/ Alan E. Master
Alan E. Master
President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Franklin Bank Corp., dated July 7, 2008